UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 29, 2000



                         KANEB PIPE LINE PARTNERS, L.P.
               (Exact name of registrant as specified in charter)



        Delaware                    001-10311                   75-2287571
 (State of Organization)      (Commission File No.)          (I.R.S. Employer
                                                            Identification No.)



2435 North Central Expressway
Richardson, Texas                                                     75080
(Address of Principal Executive Offices)                            (Zip Code)


       Registrant's telephone number, including area code: (972) 699-4000





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Item 5.  Other Events.

         The Registrant is a Delaware limited partnership of which Kaneb Pipe Line Company, a Delaware corporation ("KPL"), is the general partner. KPL is a wholly owned subsidiary of Kaneb Services, Inc., a Delaware corporation ("Kaneb Services"). Kaneb Services announced November 27, 2000 the decision of Kaneb Services' Board of Directors to distribute its pipeline, terminaling and product marketing business to Kaneb Services' stockholders in the form of a new limited liability company (the "LLC"). It is Kaneb Services' intent to complete this action by mid-year 2001.

         This newly formed LLC will own the general partner interest and 5.1 million limited partner units of the Registrant currently held by Kaneb Services, and Kaneb Services' wholly owned petroleum product marketing subsidiary. Kaneb Services' stockholders will retain their stake in Kaneb Services' growth businesses, which are focused on technology and technical services.

         Kaneb Services' press release dated November 27, 2000, with respect to this matter is attached as an exhibit to this Current Report.


Item 7.   Financial Statements and Exhibits.

         (c)      Exhibits.

        22.1   -   Kaneb Services, Inc.'s News Release dated November 27, 2000.






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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   KANEB PIPE LINE PARTNERS, L.P.



                                   By:  MICHAEL R. BAKKE
                                        Michael R. Bakke, Assistant Controller


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                                INDEX TO EXHIBITS
--------------------------------------------------------------------------------
Number    Exhibit
------    ----------------------------------------------------------------------

22.1      Kaneb Services, Inc.'s News Release dated November 27, 2000

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